                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     20TH CENTURY INDUSTRIES
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     20TH CENTURY INDUSTRIES
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                          NOTICE OF 1996
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                       AND PROXY STATEMENT

LOGO

20TH CENTURY INDUSTRIES
WOODLAND HILLS, CALIFORNIA 91367

DEAR SHAREHOLDER,

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF 20TH CENTURY INDUSTRIES ON TUESDAY, MAY 21, 1996 AT 10:00 A.M., AT THE MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA.

    DETAILS OF THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING ARE GIVEN IN THE ATTACHED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. I THEREFORE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, IF YOU SO DECIDE.

    TICKETS FOR THE MEETING ARE NOT REQUIRED, THOUGH WE ASK THAT ATTENDEES SIGN THE ATTENDANCE REGISTER PRIOR TO THE COMMENCEMENT OF THE MEETING.

    ON BEHALF OF THE BOARD OF DIRECTORS, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR CONTINUED INTEREST IN THE AFFAIRS OF THE COMPANY.

SINCERELY,

[SIG]

JOHN B. DE NAULT
CHAIRMAN OF THE BOARD

                          YOUR VOTE IS IMPORTANT
               Please Sign, Date and Return Your Proxy Card
                    Promptly in the Enclosed Envelope.

                                      LOGO

                            20TH CENTURY INDUSTRIES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1996

    The Annual Meeting of Shareholders of 20TH CENTURY INDUSTRIES will be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on May 21, 1996 at 10:00 a.m. for the following purposes:

    1.  To elect eight directors.

    2. To ratify the appointment of Ernst & Young as independent accountants for 1996.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 5, 1996 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,

           JOHN R. BOLLINGTON
               Secretary
                                          Woodland Hills, California
                                          DATED: April 18, 1996

                                   IMPORTANT

    Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                      LOGO

                            20TH CENTURY INDUSTRIES
                             6301 OWENSMOUTH AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 20th Century Industries (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 21, 1996 at 10:00 a.m., at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. These proxy materials are proposed to be sent on or before April 18, 1996 to all shareholders of the Company's common stock of record as of April 5, 1996. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

    All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Secretary of the Company, by submitting a duly-executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees and FOR the appointment of Ernst & Young as the independent accountants for 1996. The cost of the solicitation of these proxies is to be borne by the Company.

    Only shareholders of record of the Company's common stock at the close of business on April 5, 1996 will be entitled to notice of and to vote at the meeting. As of that date, 51,512,006 shares of common stock without par value of 20th Century Industries were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit.

    If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors recommends the election of the eight nominees named in this Proxy Statement to hold office until the next annual meeting and until their successors are elected and qualified. All of the nominees are members of the present Board and were elected at the last annual meeting of shareholders. One current director, Louis W. Foster, has decided not to seek reelection. The remaining positions on the Board of Directors are held by Robert M. Sandler and Howard I. Smith. Mr. Sandler and Mr. Smith were elected to the Board by the holders of the Series A Preferred Stock pursuant to authority granted in the Series A Preferred Stock Certificate of Determination and the Investment and Strategic Alliance Agreement between the Company and American International Group, Inc., as approved by the common shareholders on December 15, 1994.

    It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than eight nominees.

                        NOMINEES FOR BOARD OF DIRECTORS

JOHN B. DE NAULT           Director since 1956.                           Age 77
                           Chairman  of  the  Board of  the  Company. He
                           previously served  as  Vice Chairman  of  the
                           Board  from 1971 to December  15, 1994. He is
                           an  investor,  maintaining  offices  in   Los
                           Angeles,  California  and  is  the  father of
                           Director John B. De Nault, III. He  currently
                           serves  as a  director of Roaring  Camp & Big
                           Trees  Narrow  Gauge  Railroad,  and  Liberty
                           Bank.

STANLEY M. BURKE           Director since 1982.                           Age 60
                           Certified  Public Accountant  with offices in
                           Santa Monica, California.

JOHN B. DE NAULT, III      Director since 1988.                           Age 48
                           Chairman of the  Board of Omnithruster,  Inc.
                           in  Orange,  California and  private investor
                           with offices in  Los Angeles, California.  He
                           is  the son of Director  John B. De Nault. He
                           currently serves  as  a director  of  Liberty
                           Bank.

R. SCOTT FOSTER, M.D.      Director since 1986.                           Age 55
                           Ophthalmologist  in Stockton,  California. He
                           is the son of Director Louis W. Foster.

RACHFORD HARRIS            Director since 1956.                           Age 83
                           Retired since 1989. He previously served as a
                           Financial  Consultant  with  Shearson  Lehman
                           Brothers, Inc.

WILLIAM L. MELLICK         Director since 1995                            Age 54
                           Chief  Executive Officer, President and Chief
                           Operating Officer of the Company. Mr. Mellick
                           joined   20th    Century    Industries    and
                           subsidiaries  in 1979,  and at  various times
                           has served  as  Vice President,  Senior  Vice
                           President   and  Group   Vice  President.  He
                           assumed  the  positions  of  Chief  Operating
                           Officer and Executive Vice President in 1993,
                           President in 1994 and Chief Executive Officer
                           on March 1, 1995.

GREGORY M. SHEPARD         Director since 1995                            Age 40
                           Chairman   of  the  Board  of  Directors  and
                           President of  Union  Insurance  Group,  Union
                           Automobile  Insurance Company, American Union
                           Life Insurance Company, Prairie State Farmers
                           Insurance  Company   and   Union   Automobile
                           Indemnity   Company,   all   of  Bloomington,
                           Illinois.

ARTHUR H. VOSS             Director since 1963.                           Age 76
                           Chairman of  Voss International  Corporation,
                           an  Exporter  and  Importer  in  Long  Beach,
                           California.

Each director will also serve as a director of 20th Century Insurance Company and of 21st Century Casualty Company.

                       DIRECTORS OTHER THAN THE NOMINEES

    Current directors of the Company, other than the nominees, are as follows:

LOUIS W. FOSTER            Director since 1956                            Age 83
                           Chairman Emeritus and Founder of 20th Century
                           Industries  and  subsidiaries.  He  served as
                           Chief  Executive  Officer  until  August  31,
                           1993.  He retired as Chairman of the Board on
                           December  15,  1994.  He  is  the  father  of
                           Director R. Scott Foster, M.D.

ROBERT M. SANDLER          Director since 1994                            Age 53
                           Vice  Chairman of  the Board  of the Company.
                           Executive  Vice  President,  Senior  Casualty
                           Actuary and Senior Claims Officer of American
                           International  Group,  Inc.  located  in  New
                           York, N.Y.  Mr.  Sandler is also Chairman  of
                           American  International  Underwriters,  AIG's
                           overseas property-casualty operation.

HOWARD I. SMITH            Director since 1994                            Age 51
                           Executive Vice President  and Comptroller  of
                           American International Group, Inc. located in
                           New York, N.Y.  Mr. Smith currently serves as
                           a director of Transatlantic Holdings, Inc.

Directors Sandler and Smith were elected by the holders of the Series A Preferred Stock, pursuant to the terms of the Series A Preferred Stock
Certificate of Determination and the Strategic Alliance and Investment Agreement. They also serve as directors of 20th Century Insurance Company and 21st Century Casualty Company. Director Foster has chosen not to stand for reelection as a director. His term expires on May 21, 1996.

                               EXECUTIVE OFFICERS

    The following is information concerning the executive officers of the Company.

                                  HAS SERVED
                                 AS AN OFFICER
 OFFICERS OF THE COMPANY   AGE       SINCE                             BUSINESS BACKGROUND
- -------------------------  ---  ---------------  ----------------------------------------------------------------
WILLIAM L. MELLICK         54           1979     Chief  Executive Officer, President and Chief Operating Officer.
                                                 Mr. Mellick  joined the  Company in  1979 as  Vice President  of
                                                 Operations, was promoted to Senior Vice President in 1986 and to
                                                 Group  Vice President in 1989. He assumed the positions of Chief
                                                 Operating  Officer  and  Executive   Vice  President  in   1993,
                                                 President in 1994 and Chief Executive Officer on March 1, 1995.
RICHARD A. ANDRE           46           1988     Vice  President, Human Resources. Before  joining the Company in
                                                 June 1988, Mr. Andre was with Fidelity National Title  Insurance
                                                 Company. Prior to that time he was with Safeco Corporation where he  held  a variety  of  positions including  Vice  President of
                                                 Personnel for Safeco Title Insurance Company.
JOHN R. BOLLINGTON         60           1991     Senior  Vice  President,  General  Counsel  and  Secretary.  Mr.
                                                 Bollington  joined  the  Company in  1975,  serving  as managing counsel of the Company's Legal Department from 1975 to 1991.
MARGARET CHANG             58           1982     Treasurer and Assistant Secretary.  Ms. Chang has been  employed
                                                 by   the  Company  since  February   1966,  serving  in  various
                                                 capacities  with  accounting  responsibilities  prior  to  being elected Treasurer and Assistant Secretary in November 1982.
TERESA K. COLPO            47           1993     Vice  President, Marketing. Ms. Colpo joined the Company in 1984 as Marketing Service  Manager and has  served as Assistant  Vice
                                                 President  of  Marketing.  Previously,  Ms.  Colpo  held several positions at  California  Casualty  Insurance  Group,  including policy service supervisor and district sales manager.
WILLIAM G. CRAIN           57           1981     Vice  President, Administrative  Services. Mr.  Crain joined the
                                                 Company in  October 1981.  From  July 1976  to October  1981  he
                                                 served  as  the  Regional  Material  Damage  Manager  for United
                                                 Services Automobile Association.
WILLIAM M. DAILEY, JR.     52           1987     Vice President,  Information  Services. Mr.  Dailey  joined  the
                                                 Company in October 1987. Previously, he was employed by Allstate
                                                 Insurance  Company  for  over  20 years,  holding  a  variety of
                                                 positions  including  Claims  Operation  Director  and   Systems
                                                 Development Director.

                                  HAS SERVED
                                 AS AN OFFICER
 OFFICERS OF THE COMPANY   AGE       SINCE                             BUSINESS BACKGROUND
- -------------------------  ---  ---------------  ----------------------------------------------------------------
RICHARD A. DINON           51           1986     Senior Vice President, Corporate Relations. Mr. Dinon joined the
                                                 Company  in July  1983 as  a manager  of training.  He later was named Assistant Vice  President in Corporate  Relations and  was
                                                 elected to the position of Vice President, Corporation Relations in June 1986. He has served as Senior Vice President since 1990.
PAUL F. FARBER             44           1989     Senior  Vice President, Claims. Mr. Farber joined the Company in
                                                 January 1984. Prior to his promotion to his current position  in
                                                 January  1995,  he  held  positions  in  Claims,  Marketing  and
                                                 Operations, serving as Vice President of Operations from 1989 to
                                                 1995.
RICHARD L. HILL            43           1993     Vice President, Corporate Relations. Mr. Hill joined the Company in 1979,  serving  in  numerous  technical,  administrative  and management positions. He has held the position of Assistant Vice
                                                 President  in both  Claims and Corporate  Relations beginning in
                                                 1986.
JOSEPH J. PRATT            47           1995     Vice President and Chief Actuary.  Mr. Pratt joined the  Company in  October 1995. He was an actuary with Farmers Insurance Group from June 1994 to October 1995. He also served as Vice President and Actuary for Transamerica  Insurance Group from October  1988 to May 1994.
RICKARD F. SCHUTT          48           1992     Vice  President, Operations.  Mr. Schutt  joined the  Company in
                                                 1982 as Underwriting Manager and was promoted to Assistant  Vice
                                                 President  in 1986. He served  as Vice President of Underwriting
                                                 from  January  1992   until  January  1995,   when  he   assumed
                                                 responsibility for Operations.
DEAN E. STARK              42           1993     Vice President, Claims. Mr. Stark joined the Company in 1979 and served  in  numerous  claim positions  including  Assistant Vice
                                                 President. He  has  20  years of  experience  in  the  insurance industry.
ROBERT B. TSCHUDY          47           1995     Senior  Vice President and Chief  Financial Officer. Mr. Tschudy
                                                 joined the Company in July 1995. Previously, he was with Ernst &
                                                 Young for over 20 years and a partner in its Los Angeles  office for nine years.

Each executive officer serves at the pleasure of the Board of Directors. There is no person chosen to be an executive officer who is not listed above.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met eight times during 1995. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he served.

    The Board of Directors had six standing committees, identified below, in 1995. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

    AUDIT COMMITTEE. The Audit Committee, which met twice during 1995, recommends to the Board of Directors the appointment of the firm selected to be independent accountants for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent accountants, and makes recommendations and reports to the Board of Directors as it deems appropriate. Members of the Committee are Stanley M. Burke, John B. De Nault, III and Howard I. Smith. Messrs. Burke and DeNault, III joined the Committee on May 25, 1995, taking the places of Rex J. Bates and John
B. DeNault, who served on the Committee until that date.

    KEY EMPLOYEE INCENTIVE COMMITTEE. The Key Employee Incentive Committee, which met twice during 1995, is empowered to make recommendations to the Board of Directors pertaining to any benefit plan in which the officers and Directors of the Company are eligible to participate. Members of the Committee are Stanley
M. Burke, John B. De Nault, John B. De Nault, III, R. Scott Foster, M.D., Rachford Harris, Robert M. Sandler, Gregory M. Shepard, Howard I. Smith and Arthur H. Voss.

    INVESTMENT COMMITTEE. The Investment Committee, which met four times during 1995, is empowered to make recommendations to the Board on investment matters. Members of the Committee are John B. De Nault III, Rachford Harris and Howard I. Smith.

    COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee are Stanley M. Burke, John B. De Nault and Gregory M. Shepard. Mr. Shepard joined the Committee on May 25, 1995, taking the place of Rex J. Bates, who served on the Committee until that date.

    EXECUTIVE COMMITTEE. The Executive Committee, which met once during 1995, is empowered to act in lieu of the Board of Directors and may exercise all the powers of the Board of Directors except those powers reserved to the Board by law. The members are John B. De Nault, R. Scott Foster, M.D., Rachford Harris, William L. Mellick, Robert M. Sandler and Gregory M. Shepard.

    STOCK OPTION COMMITTEE. The Stock Option Committee, established in May 1995, is empowered to administer the 1995 Stock Option Plan. The members are Stanley M. Burke, John B. De Nault, III, R. Scott Foster, M.D., Rachford Harris and Arthur H. Voss. The Committee met once in 1995.

                           COMPENSATION OF DIRECTORS

    For 1995, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a standing committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors receive an option to purchase 2,000 shares of the Company's common stock on the day of each Annual Meeting of Shareholders. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                       BENEFICIAL OWNERSHIP OF SECURITIES
                             PRINCIPAL SHAREOWNERS

    The following table lists the beneficial ownership of each person or group who owned, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                       SERIES A
                                                        COMMON STOCK                PREFERRED STOCK
                                                 ---------------------------  ---------------------------
                                                  AMOUNT AND                   AMOUNT AND
                                                   NATURE OF                   NATURE OF
                                                  BENEFICIAL     PERCENT OF    BENEFICIAL    PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP     CLASS (4)     OWNERSHIP        CLASS
- -----------------------------------------------  -------------  ------------  ------------  -------------
AMERICAN INTERNATIONAL GROUP, INC.                  20,754,369       29.08%       224,950          100%
and its subsidiaries (1)
70 Pine Street
New York, New York 10270

UNION AUTOMOBILE INSURANCE CO.                       4,850,000        6.80%       -0-            --
and its subsidiary,
American Union Life Insurance Company
303 East Washington Street
Bloomington, IL 61701

LOUIS W. FOSTER (2)                                  4,725,696        6.62%       -0-           --
6301 Owensmouth Avenue
Woodland Hills, CA 91367

JOHN B. DE NAULT (3)                                 4,362,000        6.11  %     -0-           --
3314 Motor Avenue
Los Angeles, CA 90034

- ------------------------
(1) Series A Preferred Stock held by American International Group Inc. is convertible into 19,854,369 shares of common stock. The number of shares of common stock shown as beneficially owned by American International Group, Inc. includes shares of common stock issuable upon conversion of preferred stock and 900,000 shares of common stock currently owned.

(2)  Mr. Foster had sole voting power over 4,725,696 shares.

(3)  Refer to footnote 2 of Management Ownership below.

(4) The "Percent of Class" column for common stock is calculated based upon a total of 71,382,375 shares, reflecting an increase in the number of common shares by the conversion value of the American International Group, Inc. outstanding Series A Preferred Stock.

                              MANAGEMENT OWNERSHIP

    The following table sets forth information regarding the beneficial ownership of the Company's common stock by directors, the Company's Chief Executive Officer, its former Chief Executive Officer, the four other highest paid executive officers, and the directors and officers as a group.

 TITLE OF                                        AMOUNT AND NATURE OF     PERCENT OF
   CLASS                  NAMES                BENEFICIAL OWNERSHIP (1)   CLASS (11)
- -----------  --------------------------------  ------------------------  ------------
Common       John B. De Nault                         4,362,000(2)             6.11%
Common       Neil H. Ashley                              -0-                  --
Common       Stanley J. Burke                            18,000(3)            *
Common       John B. De Nault, III                    1,575,700(2)(3)          2.21%
Common       Louis W. Foster                          4,725,696                6.62%
Common       R. Scott Foster, M.D                       320,996(3)            *
Common       Rachford Harris                            884,713(3)(4)          1.24%
Common       Robert M. Sandler                            2,000(3)            *
Common       Gregory M. Shepard                       4,852,000(3)(5)          6.80%
Common       Howard I. Smith                              2,000(3)            *
Common       Arthur H. Voss                             402,000(3)            *
Common       William L. Mellick                          42,426(6)            *
Common       John R. Bollington                          50,012(7)            *
Common       William M. Dailey, Jr.                      13,960(8)            *
Common       Richard A. Dinon                            15,802(9)            *
Common       Paul F. Farber                              20,732(10)           *

Common       All Directors and Officers as a         17,428,975               24.42%
             Group (25 persons)

- ------------------------
 *  Less than 1%

 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.

 (2) John B. De Nault and John B. De Nault, III share voting and investment power on 408,000 shares for which they are both considered beneficial owners.

 (3) Includes 2,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (4) Excludes 14,400 shares held by the wife of Rachford Harris, and 3,600 held by his daughter and grandson as to which he has no voting or investment power, and for which he disclaims beneficial ownership.

 (5) Mr. Shepard is Chairman of the Board and President of Union Automobile Insurance Company and its subsidiary, American Union Life Insurance Company, which together own 4,850,000 shares.

 (6) Includes 1,552 shares held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested.

 (7) Includes 1,493 shares held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, and 342 shares purchased through the Company's 401(k) Plan.

 (8) Includes 1,848 shares held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested.

 (9) Includes 1,212 shares held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested.

(10) Includes 10,736 shares held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested.

(11) The "Percent of Class" column is calculated based upon a total of 71,382,375 shares, reflecting an increase in the number of common shares by the conversion value of the American International Group, Inc. outstanding Series A Preferred Stock.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three years to the Company's Chief Executive Officer, its former Chief Executive Officer, and each of the Company's four other most highly compensated executive officers (the "Named Executives"), based on salary and bonus earned during 1995.

                                                                                            LONG TERM
                                                                                         COMPENSATION (5)
                                                                             ----------------------------------------
                                                                                      AWARDS
                                             ANNUAL COMPENSATION             ------------------------
                                   ----------------------------------------  RESTRICTED   SECURITIES
                                                             OTHER ANNUAL       STOCK     UNDERLYING     ALL OTHER
       NAME AND                     SALARY       BONUS       COMPENSATION      AWARDS       OPTIONS     COMPENSATION
  PRINCIPAL POSITION      YEAR        ($)         ($)           ($)(4)         ($)(6)       (#)(7)         ($)(8)
- ----------------------  ---------  ---------  ------------  ---------------  -----------  -----------  --------------
William L. Mellick (1)       1995    299,167     100,000          12,013         --           20,000       10,782
CEO, President,              1994    200,000      32,500(3)       13,200         --           --           10,098
COO and Director             1993    170,000      65,000          12,992         --           --            9,395

Neil H. Ashley (2)           1995     75,708       --              2,750         --           --           72,208(9)
CEO and Director             1994    621,250     100,000          16,500         --           --           22,722
                             1993    215,000     200,000           7,513         --           --            8,907

John R. Bollington           1995    207,500      28,500          13,200         --           12,500       14,640
General Counsel,             1994    172,000      25,000(3)       13,200         --           --           11,124
Sr. VP & Secretary           1993    163,000      50,000          13,200         --           --           10,495

William M. Dailey, Jr.       1995    170,375      25,000          13,633         --           10,000        9,411
VP Information               1994    137,000      22,500(3)       12,700         --           --            9,015
Services                     1993    130,000      45,000          12,700        130,000       --            8,703

Richard A. Dinon             1995    162,421      22,000          13,700         --           12,500        9,273
Sr. VP Corporate             1994    135,000      17,500(3)       13,700         --           --            8,981
Relations                    1993    125,000      35,000          13,700         --           --            7,879

Paul F. Farber               1995    156,400      27,000          13,967        142,600       12,500        7,611
Sr. VP Claims                1994    118,000      17,500(3)       13,200         --           --            7,505
                             1993    108,000      35,000          13,200         --           --            6,769

- --------------------------
(1) Mr. Mellick became Chief Executive Officer, effective March 1, 1995. "Annual Compensation" includes compensation in all capacities, as well as fees for attending meetings of the Board of Directors.

(2) Mr. Ashley retired as Chief Executive Officer, effective March 1, 1995. "Annual Compensation" includes fees for attending meetings of the Board of Directors until his term as a director expired on May 25, 1995 and unused accrued vacation paid to him.

(3) Non-cash award through the Restricted Shares Plan granted and vested in January 1995.

(4)  Company-owned automobile allowance.

(5) During 1995 there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(6) Restricted Stock grants are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote the shares. The following table sets forth the restricted stock portfolio information and the vesting schedule for the Named Executives:

                                                                                                        PRESENT VALUE
                                                                                                            AS OF
                                                               SHARES VESTING IN              BALANCE     12/31/95
                          DATE     SHARE    AWARD    --------------------------------------    AS OF     FMV $19 7/8
                         GRANTED  GRANTED   VALUE     1996    1997    1998    1999    2000   12/31/95     PER SHARE
                         -------  -------  --------  ------  ------  ------  ------  ------  ---------  -------------
William L. Mellick       1/2/92    7,760   $160,000   1,552   1,552    --      --      --       3,104   $     61,692
Neil H. Ashley             --       --        --       --      --      --      --      --       --           --
John R. Bollington       1/2/92    7,465   $154,000   1,493   1,493    --      --      --       2,986   $     59,347
William M. Dailey, Jr.   1/4/93    4,620   $130,000     924     924     924    --      --       2,772   $     55,094
Richard A. Dinon         1/2/92    6,060   $125,000   1,212   1,212    --      --      --       2,424   $     48,177
Paul F. Farber           1/22/95  13,420   $142,600   2,684   2,684   2,684   2,684   2,684    13,420   $    266,723

(7) Represents the number of shares of the Company's common stock for which options were granted under the Company's 1995 Stock Option Plan.

(8)  Includes the following other compensation for each Named Executive:

    (a)  Imputed income of group term life in excess of $50,000.

    (b)  Deferred employer's contribution to the Company's 401(k) plan.

                                                                                   1995
                                                              (A)        (B)       TOTAL
                                                           ---------  ---------  ---------
William L. Mellick.......................................      4,032      6,750     10,782
Neil H. Ashley...........................................      3,290      6,750     10,040
John R. Bollington.......................................      7,890      6,750     14,640
William M. Dailey, Jr....................................      2,661      6,750      9,411
Richard A. Dinon.........................................      2,523      6,750      9,273
Paul F. Farber...........................................        861      6,750      7,611
                                                           ---------  ---------  ---------
                                                              21,257     40,500     61,757
                                                           ---------  ---------  ---------
                                                           ---------  ---------  ---------

(9) Includes a payment in the amount of $62,168 made to Mr. Ashley in connection with his severance from the Company.

                             OPTION GRANTS IN 1995

    The following table sets forth as to each of the Named Executives information with respect to options granted during 1995 and the present value of the options on the date of grant.

                                         PERCENT OF
                                        TOTAL OPTIONS
                           NUMBER OF     GRANTED TO      EXERCISE OR                  GRANT DATE
                            OPTIONS       EMPLOYEES      BASE PRICE    EXPIRATION   PRESENT VALUE
          NAME              GRANTED        IN 1995       ($/SH) (1)       DATE          $ (2)
- ------------------------  -----------  ---------------  -------------  -----------  --------------
William L. Mellick            20,000          12.5%           12.50       7-14-05    $    134,400
Neil H. Ashley                --             --              --            --             --
John R. Bollington            12,500           7.8%           12.50       7-14-05    $     84,000
William M. Dailey, Jr.        10,000           6.2%           12.50       7-14-05    $     67,200
Richard A. Dinon              12,500           7.8%           12.50       7-14-05    $     84,000
Paul F. Farber                12,500           7.8%           12.50       7-14-05    $     84,000

- ------------------------
(1) Options were granted to the Named Executives on July 15, 1995 at an exercise price of $12.50 per share. The exercise price is equal to the closing price of the Company's common stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. Options vest at the rate of no more than 8,000 per year and will not begin to become exercisable until July 15, 1996.

(2) Present value was calculated using the Black-Scholes option pricing model. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's common stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .25, an annual interest rate of 6.62%, a dividend yield of 0% and an expected term of ten years.

                        DECEMBER 31, 1995 OPTION VALUES

    The following table provides information as to the value of options held by each of the Named Executives at December 31, 1995. No options were exercised or exercisable during 1995.

                                      NUMBER OF
                                SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                 UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                              AT DECEMBER 31, 1995 (#)          AT DECEMBER 31, 1995 ($)(1)
                          ---------------------------------  ---------------------------------
          NAME               EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
- ------------------------  -----------------  --------------  -----------------  --------------
William L. Mellick               --                20,000           --           $    147,500
Neil H. Ashley                   --                --               --                --
John R. Bollington               --                12,500           --           $     92,188
William M. Dailey, Jr.           --                10,000           --           $     73,750
Richard A. Dinon                 --                12,500           --           $     92,188
Paul F. Farber                   --                12,500           --           $     92,188

- ------------------------
(1) Value is based on the difference between the exercise price of each option and $19.875, the closing price of the Company's common stock on December 29, 1995 (the last business day of 1995), as reported in the Wall Street Journal, Western Edition.

                        COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE MANAGEMENT COMPENSATION

    The Compensation Committee has been in existence since 1993. The Committee met once in 1995, and again in 1996 to consider base salaries and bonuses for Chief Executive Officer William L. Mellick, and all other officers. Compensation covering the first two months of 1995 for Chief Executive Officer Neil H. Ashley was established in a Compensation Committee meeting occurring in November 1994. The Compensation Committee's recommendations were reviewed and approved by the Board of Directors.

                          GENERAL COMPENSATION POLICY

    The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based substantially upon their contribution to the success of the Company, and upon their personal performance. In line with this policy, each individual officer's compensation package, other than that of the Chief Executive Officer, is comprised of three elements: (i) base salary designed primarily to be competitive with relevant salary levels in the industry, (ii) for fiscal year 1995, annual variable performance awards payable in cash, based upon subjective evaluation of individual performance not tied to specific company performance goals and (iii) long-term stock awards and stock option grants which strengthen the mutuality of interest between executive officers and the Company's stockholders.

    Several of the more important factors which the Board considered in establishing the components of each executive officer's compensation package for the 1995 fiscal year are summarized below. Compensation decisions may be based upon different factors, particularly quantitative measures of financial performance, in setting executive compensation for future fiscal years.

    BASE SALARY. Base Salary for each officer is set subjectively, after reviewing salary levels in effect for comparable positions in the market place, personal performance and internal comparability considerations. The Company uses salary survey information to assign a salary grade range to each position, including the executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible. Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers and Sibson & Company. The Committee believes that data provided by these groups present a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph diagramed below.

    ANNUAL INCENTIVE COMPENSATION. Bonuses were paid to Chief Executive Officer William L. Mellick and other executive officers for the 1995 fiscal year based upon subjective evaluation of Company performance relative to key issues that impacted the re-establishment of profitability and corporate surplus. The bonuses varied by individual executive but, in general, ranged between 4% and 17% of base salary for executive officers other than the Chief Executive Officer. At the end of the year, a bonus pool was established. Thereafter, the Company determined individual executive officer bonuses based upon that officer's performance and contributions measured subjectively. Other factors of importance included assessments of the relative contributions of each executive officer.

    LONG-TERM INCENTIVE COMPENSATION. Restricted Shares Awards are granted to executive officers through the Key Employee Incentive Committee, consistent with a policy designed to align the interests of executive officers with those of the shareholders. The grants provide the executives with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The number of shares subject to each grant is based on the officer's salary level on the grant date, as reflected in Restricted Shares Plan guidelines. Prior awards are not considered when a new grant is awarded. A grant of stock vests 20 percent per year, provided the officer continues his or her employment with the Company.

    In 1995 the Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon recommendation of this Committee, our Board of Directors adopted the 1995 Stock Option Plan, which was approved by shareholders at the 1995 Annual Meeting. Executives and key managers are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's common stock at a specified price in the future. The Plan is administered by the Stock Option Committee, which has authority to select optionees and to determine the number of shares granted to them.

    CEO COMPENSATION. Neil H. Ashley's base salary through March 1, 1995 was established by the Compensation Committee and reflected a substantial reduction of monthly compensation in anticipation that the time devoted to his duties with the Company and spent at the Company's corporate office would be reduced, and that the President would assume a portion of those duties. He was awarded no annual incentive or long-term incentive compensation, but was paid $62,168 in connection with his severance from the Company. William L. Mellick's base salary was established by the Board of Directors upon recommendation of the Compensation Committee, and took into account the fact that in addition to the office of Chief Executive Officer, he continued to hold the offices of President and Chief Operating Officer. In July of 1995, Mr. Mellick was awarded 20,000 stock options under the 1995 Stock Option Plan. No additional awards of Restricted Shares were granted to him in 1995. Mr. Mellick was awarded a cash bonus of $100,000 for service performed in 1995 based upon subjective evaluation by the Compensation Committee of Mr. Mellick's performance during 1995.

    The Company has reviewed Section 162(m) of the Internal Revenue Code which does not permit the deductibility of applicable employee remuneration to a company's chief executive officer and each of the other four highest compensated executive officers to the extent such compensation exceeds $1,000,000 for any individual, and does not otherwise qualify for an exception under the statute. As the Summary Compensation Table above indicates, no executive officer's compensation exceeded $1,000,000 in 1995. The Compensation Committee continues to evaluate the advisability of qualifying the deductibility of such executive compensation in the future. No performance goals have been recommended to the Board of Directors for Section 162(m) qualification purposes.

                                              Submitted by the Compensation
                                                        Committee

                                                John B. De Nault, Chairman
                                                     Stanley M. Burke
                                                    Gregory M. Shepard

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    As indicated above, the Company's Compensation Committee consists of Stanley
M. Burke, Gregory M. Shepard and John B. De Nault. Mr. Shepard joined the Committee on May 25, 1995, replacing Rex J. Bates, whose term as a director expired on that date. No Committee member is or was an employee of 20th Century Industries.

    Prior to his retirement as Chief Executive Officer on March 1, 1995, Neil H. Ashley, then a director, also participated in deliberations concerning executive officers' compensation, other than his own. Mr. Ashley previously served as President of the Company from September 1, 1986 to June 30, 1989 and as Group Vice President and General Counsel from April 1, 1983 to August 31, 1986. William L. Mellick, Director and Chief Executive Officer, also participated in deliberations concerning executive officers' compensation, other than his own. Mr. Mellick has been an officer of the Company since 1979, Chief Executive Officer since March 1, 1995 and a director since May 25, 1995.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1990 and ending December 31, 1995. The graph and table assume that $100 was invested on December 31, 1990 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Star Services, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG 20TH CENTURY INDUSTRIES, THE S&P 500 INDEX
                 AND THE S&P PROPERTY-CASUALTY INSURANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            20TH CENTURY (TW)    S&P 500     S&P P&C
1990                      $100        $100        $100
1991                      $150        $130        $125
1992                      $209        $140        $147
1993                      $205        $155        $144
1994                       $79        $157        $151
1995                      $150        $215        $205

                                RETIREMENT PLANS

PENSION PLAN

    The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

    At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable is equal to 60% of the participant's final average compensation during the three years preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit. At retirement, the participant may elect a 15 year certain or 100% joint and survivor payment method.

PENSION SUPPLEMENTAL PLAN AND 401(K) SUPPLEMENTAL PLAN

    Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

    The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

    The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, then the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

    The table below sets forth the benefit payable from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).

                     NUMBER OF YEARS OF SERVICE
FINAL AVERAGE   -------------------------------------
 COMPENSATION        5           10       15 OR MORE
- --------------  -----------  -----------  -----------
 $    150,000   $    45,000  $    67,500   $  90,000
      200,000        60,000       90,000     120,000
      250,000        75,000      112,500     150,000
      300,000        90,000      135,000     180,000
      350,000       105,000      157,500     210,000
      400,000       120,000      180,000     240,000
      450,000       135,000      202,500     270,000
      500,000       150,000      225,000     300,000

    Any deduction for Social Security or other offset has already been taken into account.

    As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary plus overtime and bonuses. This compensation will approximate and fall within 10% of the total of 1993 through 1995 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals, except for Neil H. Ashley. Mr. Ashley was reemployed as Chief Executive Officer and served as such until March 1, 1995. Based upon his prior service, he is entitled to an annual Pension Plan benefit of $12,720 and an annual Supplemental Executive Retirement Plan benefit of $108,150.

    The credited years for the Named Executives in the Summary Compensation Table are William L. Mellick -- 16 years; Neil H. Ashley -- 7 years; John R. Bollington -- 20 years; William M. Dailey, Jr. -- 8 years; Richard A. Dinon -- 12 years, and Paul F. Farber -- 11 years.

                 20TH CENTURY INDUSTRIES RESTRICTED SHARES PLAN

    The shareholders at their meeting held on May 25, 1982 approved the 20th Century Industries Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members entitled the Key Employee Incentive Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

    In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year. If the employment of the participant is terminated within the five year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

    The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

                             1995 STOCK OPTION PLAN

    On May 25, 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee composed of disinterested members of the Board of Directors. The committee has the authority to select persons to be granted options and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan.

    Each option gives a grantee the right to purchase shares of the Company's common stock at a specified price in the future. Shares vest at the rate of a fixed number of shares per year; the shares granted to key employees in 1995 vest at the rate of no more than 8,000 per year until the amount granted is exhausted. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 2,000 shares of the Company's common stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 1995 fiscal year, all Section 16(a) filing requirements were complied with except as described below.

    Joseph J. Pratt failed to file a timely report on the ownership of 400 shares of the Company's common stock upon becoming a reporting person in October 1995. Rickard F. Schutt failed to file a timely report on the sale of 970 shares of common stock in November 1995. Due in part to delay in year-end reporting of share ownership on 401(k) Plan holdings, the following participants failed to file a timely report of increases in ownership of common stock in the Company's 401(k) Plan for year-end 1994: John R. Bollington, 301 shares, Richard L. Hill, 1,116 shares, Rickard F. Schutt, 278 shares, and Dean E. Stark, 105 shares. All such untimely filings were inadvertent, and all required reports have since been filed.

                            INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

    The Board of Directors has approved a resolution retaining Ernst & Young, Certified Public Accountants, as its independent accountants for 1996. Ernst & Young has audited the Company's financial statements since 1991. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

    Representatives of Ernst & Young are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

         SHAREHOLDERS PROPOSALS AT 1997 ANNUAL MEETING OF SHAREHOLDERS

    If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the
Company for the year 1997 (to be held on May 20, 1997), such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 20, 1996.

                             ADDITIONAL INFORMATION

    The Annual Report to Shareholders for the year ended December 31, 1995 is being mailed to the shareholders separately from this proxy statement.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 20TH CENTURY INDUSTRIES' ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO JOHN B. DE NAULT, CHAIRMAN OF THE BOARD OF 20TH CENTURY INDUSTRIES, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

                                 OTHER BUSINESS

    The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors and the ratification of the appointment of independent accountants. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

April 18, 1996                          JOHN B. DE NAULT, Chairman of the Board
                                        20th Century Industries
                                        6301 Owensmouth Avenue
                                        Woodland Hills, California 91367

               [LOGO]   20TH CENTURY INDUSTRIES
                                PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints John B. De Nault, Rachford Harris and William L. Mellick as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 20th Century Industries held of record by the undersigned on April 5, 1996 at the Annual Meeting of Shareholders to be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on May 21, 1996 at 10:00 A.M., or any adjournment thereof.


              (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


- -------------------------------------------------------------------------------
                         FOLD AND DETACH HERE

                                                                                                     Please mark
                                                                                                     your votes as /X/
                                                                                                     indicated in
                                                                                                     this example

                                FOR    WITHHOLD AUTHORITY to vote                                          FOR   AGAINST  ABSTAIN
1. Election of Directors.              for all nominees listed below       2. Proposal to ratify           / /     / /      / /
   For the nominees listed      / /              / /                       the appointment of Ernst &
   below with discretionary                                                Young as the independent
   authority to cumulate                                                   accountants of the Company
   votes except as marked                                                  for 1996.
   to the contrary below.
                                                                           3. In their discretion,
     S. M. Burke            R. S. Foster, M.D.    G. M. Shepard            The Proxies are authorized
     J. B. De Nault         R. Harris             A. H. Voss               to vote upon such other
     J. B. De Nault, III    W. L. Mellick                                  business as may properly
                                                                           come before the meeting.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------
                                                                              PLEASE CHECK THIS BOX IF YOU
                                                                              PLAN TO ATTEND THE MEETING.     / /

                                                                              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                                              THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                              STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                              WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                                              Please sign exactly as name appears below. When
                                                                              shares are held by joint tenants, both should sign.
                                                                              When signing as attorney, or as executor,
                                                                              administrator, trustee or guardian, please so
                                                                              indicate. If a corporation, please sign in full
                                                                              corporate name by the President or other authorized
                                                                              officer. If a partnership, please sign in
                                                                              partnership name by authorized person.

    Signature(s)                                                                                Dated                       , 1996
                 -----------------------------------------------------------------------------         ---------------------
                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


- -----------------------------------------------------------------------------------------------------------------------------------

                                                     FOLD AND DETACH HERE

                           BNY WESTERN TRUST COMPANY

TO: MEMBERS OF THE 20TH CENTURY INDUSTRIES SAVINGS & SECURITY PLAN

    The Plan provides that the Common Stock of 20th Century Industries held in your account may be voted by the Trustee at any meeting of the stockholders of the Company in accordance with your written instructions. If you do not provide voting instructions to the Trustee, the Trustee shall not be required to vote those shares unless required to do so by applicable law. Please mark your voting instructions for the Annual Meeting of Shareholders to be held on May 21, 1996 in the spaces provided below and on the reverse side, sign and date the form and return it in the enclosed postage prepaid envelope. It is understood that the Trustee will have the authority to vote on all other matters which may properly come before the meeting and at any adjournment. Your instructions will be held in confidence.

BNY WESTERN TRUST COMPANY
April 18, 1996

1.    ELECTION OF DIRECTORS
      FOR THE NOMINEES LISTED BELOW WITH    WITHHOLD AUTHORITY TO VOTE
      DISCRETIONARY AUTHORITY TO CUMULATE   FOR ALL NOMINEES LISTED BELOW / /
      VOTES EXCEPT AS MARKED TO THE
      CONTRARY BELOW / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

/ / S. M. Burke           / / R. S. Foster, M.D.    / / W. L. Mellick
/ / J. B. De Nault        / / R. Harris             / / G. M. Shepard
/ / J. B. De Nault, III                             / / A. H. Voss

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR 1996

             / / FOR             / / AGAINST             / / ABSTAIN

3. IN ITS DISCRETION, THE TRUSTEE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                   Dated _______________________________________
                                   Signature(s)_________________________________
                                   _____________________________________________
                                    see other side for important information

                                Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 20TH CENTURY INDUSTRIES. THE SHARES IN YOUR ACCOUNTS WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE WILL NOT BE REQUIRED TO VOTE SUCH SHARES UNLESS REQUIRED TO DO SO BY APPLICABLE LAW.